Note 14 - Convertible Notes (Details Textual) - Convertible Senior Subordinated Notes [Member] - Convertible Subordinated Debt [Member]		12 Months Ended
	May 19, 2020 USD ($) $ / shares	Dec. 31, 2020 USD ($)
Debt Instrument, Face Amount	$ 230,000
Debt Instrument, Interest Rate, Stated Percentage	4.00%
Debt Instrument, Convertible, Conversion Ratio	17.2507
Debt Instrument, Convertible, Conversion Price (in dollars per share) | $ / shares	$ 57.97
Debt Instrument, Redemption Price, Percentage	100.00%
Debt Instrument, Convertible, Threshold Percentage of Stock Price Trigger	130.00%
Debt Issuance Costs, Net, Total	$ 6,795,000
Debt Instrument, Convertible, Remaining Discount Amortization Period (Year)	5 years
Amortization of Debt Issuance Costs		$ 752,000
Debt Instrument, Interest Rate, Effective Percentage		4.70%